Exhibit 10.4

AMENDMENT # 2 TO MASTER INSTALLATION AND SERVICE AGREEMENT BETWEEN ROGERS CABLE COMMUNICATIONS INC. AND CANCABLE INC.

This Amendment # 2 (the "**Amendment**") is entered into as of September 1, 2008 (the "**Amendment Effective Date**") between **CANCABLE INC.**, a corporation incorporated under the laws of Ontario and having its principal place of business at 2321 Fairview Street, Suite 100, Burlington, Ontario L7R 2E3 ("**Contractor**") and **ROGERS CABLE COMMUNICATIONS INC.**, a corporation incorporated under the laws of Ontario and having a place of business at 333 Bloor Street East, Toronto, Ontario M4W 1G9 ("**Rogers**").

WHEREAS Contractor and Rogers entered into a Master Installation and Service Agreement, dated as of September 1, 2005, as amended by Amendment # 1 effective as of June 20, 2007 (collectively, the "**Agreement**");

AND WHEREAS Contractor and Rogers wish to amend the Agreement to, among other things, extend the term of the Agreement and to amend certain other Sections and Schedules of the Agreement;

AND WHEREAS it is the parties' intention that except as expressly set forth below, the terms and conditions of the Agreement shall remain unmodified and shall continue in full force and effect.

NOW THEREFORE, in consideration of the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. All terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

2. With reference to Section 20.13 of the Agreement, the term of the Agreement is hereby extended for an additional term commencing September 1, 2008 and expiring February 28, 2009 unless terminated earlier in accordance with Article 13 of the Agreement. For greater certainty, any Service or Services performed after the date of expiration of the Agreement and on or before February 28, 2009 shall be in all respects deemed made under the Agreement as amended by this Amendment.

3. To delete the definitions of "Anticipated Spend", "Targeted Spend" and "Actual Fees" in Section 1.1 of the Agreement in their entirety.

4. To delete Section 2.3 (Under Capacity Fee) and Section 2.4 (Extra Capacity Fee) of the Agreement in their entirety.

5. On and after the date hereof, each reference in the Agreement to "this Agreement" and each reference to the "Agreement" in any and all other agreements, documents and instruments

delivered by Rogers or Contractor in accordance with the Agreement shall mean and be a reference to the Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms and conditions and provisions of this Amendment shall govern and control.

6. This Amendment shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

7. This Amendment may be executed in counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorised representatives as of the Amendment Effective Date.

ROGERS CABLE COMMUNICATIONS INC.		**CANCABLE INC.**	
Signature:	[signature]	Signature:	[signature]
Name Printed:	~~Carol King~~ Wayne Cramp	Name Printed:	Ross Jepson
Title:	Regional President, GTA	Title:	PRESIDENT AND CEO.
Signature:	[signature]	Signature:	
Name Printed:	Paul Rosborough	Name Printed:	
Title:	VP, Procurement	Title:	

APPROVED AS TO FORM
RCI LAW